AMENDMENT TO MANAGEMENT CONSULTING AGREEMENT


     THIS AMENDMENT TO MANAGEMENT CONSULTING AGREEMENT (this "Amendment"), is entered into as of the 26th day of September, 2003, by and between GFSI Holdings, Inc., a Delaware corporation (the "Company"), and TJC Management Corporation, a Delaware corporation (the "Consultant"), and amends to the extent set forth herein the Management Consulting Agreement, dated as of February 27, 1997, by and between the Company and the Consultant (the "Agreement").

     WHEREAS, the Company and the Consultant desire to amend the Agreement in the manner set forth herein;

     WHEREAS, capitalized terms used herein and not defined herein have the meanings set forth in the Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereto mutually agree as follows:

     1. Section 1 of the Agreement is hereby amended by deleting the words "extended, or" in the ninth line thereof.

     2. Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "2.   Beginning October 1, 2003, and during the term of this
     Agreement, the Company shall pay the Consultant an annual fee of $100,000, with such fee being payable in quarterly installments on or before March 31, June 30, September 30 and December 31 of each year."

     3. Section 4 of the Agreement is hereby amended by deleting the word "or" in line 10 thereof and by adding the following to the end of the first sentence of Section 4:

          ", or (d) if the Company has not paid amounts due or owing under the Management Agreement between the Company and Gearcap LLC."

     4. Section 5 of the Agreement is hereby amended by deleting the first sentence thereof and by deleting the words "Notwithstanding the foregoing, this" at the beginning of the second sentence thereof and substituting therefor "This".

     5. Except as herein amended, the Agreement shall remain in full force and effect and is ratified in all respects. On and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.
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     6.   This Amendment may be executed in two or more counerparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.



                                      GFSI HOLDINGS, INC.



                                      By: /s/ Larry D. Graveel
                                         -----------------------------------
                                         Name:  Larry D. Graveel
                                         Title: President





                                      TJC MANAGEMENT CORPORATION



                                      By: /s/
                                         -----------------------------------
                                         Name:
                                         Title:













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